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                     [MODERN WOODMEN OF AMERICA LETTERHEAD]



August 29, 2003



Dear Modern Woodmen Member:

As a valued Modern Woodmen of America Variable CustomLife certificate holder, we are pleased to provide you with the semi-annual reports for the investment options offered under your Modern Woodmen of America contract. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged under the contract. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contract. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contract, please do not hesitate to call your Modern Woodmen of America registered representative.

We appreciate and value your business and look forward to continuing to serve you.


Modern Woodmen of America

                     [MODERN WOODMEN OF AMERICA LETTERHEAD]



August 29, 2003



Dear Modern Woodmen Member:

As a valued Modern Woodmen of America Variable Annuity and Variable CustomLife certificate holder, we are pleased to provide you with the semi-annual reports for the investment options offered under your Modern Woodmen of America contracts. These reports provide an update on each portfolio's performance as of June 30, 2003. Portfolio performance does not take into account the fees charged under the contracts. If those fees had been included, the performance for the portfolios would have been lower.

We are also pleased to provide you with separate performance sheets for the subaccounts under your contracts. The performance sheets provide an update of each subaccount's performance as of June 30, 2003 and July 31, 2003.

As always, remember past performance cannot predict or guarantee future returns.

We hope you find the enclosed information helpful. If you have any questions concerning your contracts, please do not hesitate to call your Modern Woodmen of America registered representative.

We appreciate and value your business and look forward to continuing to serve you.


Modern Woodmen of America